UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026

 RESTAURANT BRANDS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

5707 Waterford District Drive
Miami,	Florida	33126
(Address of Principal Executive Offices and Zip Code)
(305) 378-3000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange
Toronto Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
On June 3, 2026, Restaurant Brands International Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders: (i) elected the ten (10) directors specifically named in the Company’s management information circular and proxy statement (the “Proxy Statement”), each to serve until the close of the 2027 Annual Meeting of Shareholders or until his or her successor is elected or appointed, (ii) approved, on an advisory basis, the compensation paid by the Company to its named executive officers, and (iii) appointed KPMG LLP as the Company’s auditors to serve until the close of the 2027 Annual Meeting of Shareholders and authorized the Company’s directors to fix the auditors’ remuneration.
The voting results for each proposal are as follows:
Proposal 1: Election of the ten (10) directors specifically named in the Proxy Statement, each to serve until the close of the 2027 Annual Meeting of Shareholders or until his or her successor is elected or appointed:

Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstain	Broker Non-Votes
Alexandre Behring	386,544,846	10,905,772	194,526	5,533,068
Maximilien de Limburg Stirum	396,984,644	616,474	44,024	5,533,070
J. Patrick Doyle	393,548,187	4,058,404	38,556	5,533,065
Cristina Farjallat	396,848,192	759,417	37,537	5,533,066
Ali Hedayat	393,457,494	4,142,830	44,820	5,533,068
Marc Lemann	391,720,662	5,882,501	41,983	5,533,066
Jason Melbourne	396,839,982	763,563	41,600	5,533,067
Daniel S. Schwartz	396,469,148	1,131,612	44,385	5,533,067
Marcia Smith	397,229,186	376,898	39,064	5,533,064
Thecla Sweeney	394,889,035	2,671,526	84,583	5,533,068
Proposal 2: Approval, on a non-binding advisory basis, of the compensation paid by the Company to its named executive officers:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
387,547,825	9,993,041	104,276	5,533,070
Proposal 3: Appointment of KPMG LLP as the Company’s auditors to serve until the close of the 2027 Annual Meeting of Shareholders and authorization of the Company’s directors to fix the auditors’ remuneration:

Number of Votes For	Number of Votes Withheld	Broker Non-Votes
390,184,325	12,993,883	4

Item 9.01     Financial Statements and Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC.

Date: June 3, 2026	/s/ Jill Granat
	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary